METROPOLITAN SERIES FUND, INC.	SUMMARY PROSPECTUS May 1, 2011

Western Asset Management U.S. Government Portfolio

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2011, and the financial statements of the Portfolio for the year ended December 31, 2010, including notes to the financial statements and financial highlights and the report of the Portfolio’s independent registered public accounting firm, which are included in the Annual Report of the Portfolio, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for other investors.

Investment Objective

To maximize total return consistent with preservation of capital and maintenance of liquidity.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2010, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.47%	0.47%	0.47%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.03%	0.03%	0.03%

Total Annual Portfolio Operating Expenses	0.50%	0.75%	0.65%
Fee Waiver (1)	(0.01%)	(0.01%)	(0.01%)

Net Operating Expenses (1)	0.49%	0.74%	0.64%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.55% for the first $200 million of the Portfolio’s average daily net assets and 0.50% for the next $300 million. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$50	$76	$65
3 Years	$159	$239	$207
5 Years	$279	$416	$361
10 Years	$627	$929	$809

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 551% of the average value of its portfolio.

Principal Investment Strategies

Western Asset Management Company (“Western Asset”), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities), including repurchase agreements collateralized by U.S. Government Securities. The Portfolio may also invest up to 10% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities, including collateralized mortgage obligations and collateralized debt obligations. The Portfolio may also invest in derivatives and mortgage dollar rolls.

The Portfolio may invest in derivatives to obtain investment exposure, enhance return, or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. The Portfolio may use such derivatives as options, options on futures contracts, currency-related derivatives, swaps, structured notes and inverse floaters for these purposes. These instruments may be used for any investment purpose, including, for example, in an attempt to adjust the Portfolio’s duration or to lower its exposure to certain risks (e.g., changes in interest rates).

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation. Assets are allocated among various classes of securities, including U.S. Treasury Securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage- and asset-backed securities in which the Portfolio may invest include those guaranteed or issued by the Government National Mortgage Association or the Federal National Mortgage Association, as well as privately issued mortgage- and asset-backed securities, including collateralized mortgage obligations and collateralized debt obligations.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

The duration of the Portfolio will normally be between 2 and 5 years.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio may incur higher expenses due to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of

Western Asset Management U.S. Government Portfolio

portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On May 1, 2006, the Portfolio changed its subadviser from Salomon Brothers Asset Management Inc (“SBAM”) to Western Asset. Performance information set forth below reflects the management of both SBAM and Western Asset.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	3rd – 2001	4.35%
Lowest Quarter	2nd – 2004	-1.42%

Average Annual Total Return as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	5.81%	3.64%	3.91%	—	—
Class B	5.49%	3.38%	N/A	3.11%	7-30-02
Class E	5.67%	3.49%	N/A	3.66%	5-1-01
Barclays Capital U.S. Intermediate Government Bond Index (reflects no deduction for mutual fund fees or expenses)	4.98%	5.41%	5.11%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Western Asset Management Company (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    The Portfolio has been managed since 2006 by a team at Western Asset led by Stephen A. Walsh, Mark Lindbloom and Frederick Marki. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Western Asset Management U.S. Government Portfolio

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